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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21120

Conestoga Funds
(Exact name of registrant as specified in charter)

550 E. Swedesford Road, Suite 120 Wayne, PA	19087
(Address of principal executive offices)	(Zip code)

Conestoga Capital Advisors 550 E. Swedesford Road, Suite 120 Wayne, PA 19087
(Name and address of agent for service)

With Copy To:

Josh Deringer, Esq.

Faegre Drinker Biddle & Reath LLP

One Logan Square, Suite 2000

Philadelphia, PA 19103

Registrant's telephone number, including area code:	(800) 320-7790

Date of fiscal year end:	September 30

Date of reporting period:	March 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Conestoga Funds

SMALL CAP FUND

SMID CAP FUND

M a n a g e d B y

SEMI-ANNUAL REPORT

March 31, 2020
(Unaudited)

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting the Funds at 1-800-494-2755 or, if you own these shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by contacting the Funds at 1-800-494-2755. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held with the Fund complex or at your financial intermediary.

CONESTOGA FUNDS CHAIRMAN’S LETTER

May 26, 2020

Dear Fellow Shareholders of the Conestoga Funds,

The first six months of the Conestoga Funds’ fiscal period ended March 31, 2020 has been a tale of two cities. The fourth quarter of 2019 was the best of times and the first quarter of 2020 was the worst of times. The year 2019 ended with major U.S. equity indices posting their second-best returns of the decade and the 2010s went in the books as a great decade for equity investments. Conditions changed dramatically in the first quarter of 2020 as the novel coronavirus (COVID-19) became a global pandemic. What was initially a global health concern quickly became an economic, financial and liquidity concern. Conestoga Capital Advisors’ portfolio managers provide a thorough review of the Funds’ returns and the impact of the pandemic and response in their Manager’s Letter in the following pages.

We wish to thank our shareholders for their participation in the shareholder vote in January of this year. As described in the proxy materials and the Funds’ 2019 Annual Report, Richard Ten Haken’s retirement from the Funds’ Board in November 2019 and my planned retirement in November 2020 created the need to add new Trustees and formally elect our Board.

The shareholder vote confirmed the elections of new Trustees: Eugenie “Genie” Logue, James “Jim” Warren, and Mark Clewett. Genie (no relation to Jim Logue, fellow Board member) is currently Chief Financial Officer of FIS Group with prior experience as a mutual fund director. Jim Warren is the Managing Director and Head of Solutions at SEI Investments, where he is responsible for developing outsourcing solutions for traditional and alternative investment managers. Genie and Jim bring extensive experience in the investment industry that further supports our goals to include diverse industry backgrounds and shared values to members serving as Independent Trustees. Mark Clewett will serve as an Interested Trustee. Mark is currently Managing Partner and President of Conestoga Capital Advisors, and he has led Conestoga’s new business development and client servicing efforts since joining Conestoga in 2006.

The Board of Trustees named my fellow Trustee, Bob Mitchell, as CEO of the Funds. Bob co-founded Conestoga Capital Advisors with me in 2001, and we have worked closely since 1995. We have every confidence that Bob will continue the Funds’ commitment to the highest fiduciary principles and investment excellence.

We thank you for your investment in the Conestoga Funds, it is greatly appreciated.

Sincerely,

Wm. C. Martindale Jr.

Wm. C. Martindale Jr.
Chairman
The Conestoga Funds

CONESTOGA FUNDS MANAGER’S LETTER

May 26, 2020

Dear Fellow Shareholders,

Events that would have been almost unimaginable just a few short months ago unfolded quickly in the first quarter of 2020. A new coronavirus spread to humans and COVID-19 became a global pandemic over the course of a few weeks. Initial hopes that the virus could be contained with modest restrictions have been dashed and many countries have implemented strong protocols – including social distancing – to slow the spread of the disease. As of this writing in late May, different parts of the globe were in various stages of reopening. In the United States, all 50 states were finally in the midst of ending the lock downs.

CONESTOGA’S BUSINESS CONTINUITY PLANS

As a result of the pandemic, Conestoga enacted its business continuity plan with specific COVID-19 procedures on March 13, 2020. Since that date, Conestoga has been operating under this plan with 100% of our staff working remotely. All of our teams – investments, operations & trading, and client services – are operating well in this environment. Our workflow, systems and processes have functioned as designed.

The investment team has been holding twice-daily conference calls to review and manage the investment strategies. In addition, they have been actively reaching out to all of the portfolio companies to discuss how their executive leadership are managing operations during these uncertain times. Our trading and operations teams continue their daily trading and reconciliation of client accounts and our Conestoga Funds. The client services team remains in regular communications with our clients and shareholders. We have also been in close contact with our key vendors and service providers to confirm their continued capabilities. As of the date of this letter, our office in suburban Philadelphia is under a shelter-in-place mandate by the Commonwealth of Pennsylvania. All business travel has ceased. We will monitor developments to determine when we can return to the office. Please don’t hesitate to contact us with any questions.

Conestoga’s financial condition and ownership structure is a source of strength in the current environment. The firm remains 100% employee-owned and has no debt. Our total firm assets declined less than the broad small cap market, ending the period at just over $4 billion. This is approximately equal to our year-end 2018 total assets, at which time Conestoga was very healthy and profitable.

We are also pleased to report that Conestoga has experienced net inflows during this volatile investment environment. Over the six months ended March 31, 2020, Conestoga added net new separate account assets of over $250 million. The SMid Cap Fund experienced net inflows of $35 million while the Small Cap Fund experienced net outflows of $62 million. Conestoga is not actively pursuing new Small Cap Growth separate account placements and the Conestoga Small Cap Fund remains in soft-close. We are grateful to our clients and mutual fund shareholders, who we believe share our long-term investment horizon. Conestoga’s total assets were $4.0 billion as of March 31, 2020. Total Small Cap Growth assets were $3.6 billion.

MARKET REVIEW

Economies around the world have slowed dramatically because of COVID-19. Governments are responding with stimulus programs and monetary easing. In a best-case scenario, the trajectory of the virus will be contained, and economies can re-start and move back towards their previously strong levels. More likely, the pandemic will cause a global recession that requires a longer period of recovery. Global equity markets are now in the process of re-evaluating future revenues and earnings expectations. Coincident with the arrival of the virus, oil prices dropped sharply as Saudi Arabia and Russia engaged in production battles and fuel demand slumped. The energy markets have recovered modestly from their lows. Nonetheless, the global economy is in a very difficult situation. The pace of lifting the state and local government restrictions and the incidence of the rate of new COVID-19 infections will dictate the speed of the U.S. economic recovery. These two variables are extraordinarily hard to predict.

In this environment, every sector and industry of the equity markets has been affected and protecting against losses in stocks has been very challenging. We believe that our investment approach should provide protection in down and/or volatile markets and keep pace in up markets. We are pleased to report that both our Small Cap Fund and SMid Cap Fund outperformed during the market decline in the first quarter of 2020. From the beginning of the year through the benchmarks’ peaks on February 19th, both Funds were modestly ahead of their benchmarks. During the steep and fast decline from February 19th to March 18th, both our Small Cap Fund and SMid Cap Fund did provide protection as investors appeared to favor higher-quality companies. As markets moved higher from the March 18th low through the end of the quarter, the Funds lagged their benchmarks. During this time, those companies and industries which had been underperforming and with lower-quality characteristics led the way.

For the six months ended March 31, 2020, the Small Cap Fund modestly outperformed its benchmarks while the SMid Cap Fund slightly underperformed its benchmark – the Russell 2500 Growth Index – while outperforming the Russell 2500 Index. Both Funds’ relative performance over the six-month period is attributable to the strong up-market periods prior to and after the market’s sharp decline during the middle of the quarter. We would be remiss not to say that we are pleased with both Funds’ long-term performance.

Returns for both Funds for the periods through March 31, 2020 are below:

	1Q 2020	Six Months	1 Year	3 Years*	5 Years*	10 Years*	Since Inception* (10-1-02)
Conestoga Small Cap Fund (Investors Class)	-19.32%	-15.03%	-10.52%	7.85%	8.88%	12.00%	10.82%
Russell 2000 Growth Index	-25.76%	-17.30%	-18.58%	0.10%	1.70%	8.89%	9.30%
Russell 2000 Index	-30.61%	-23.71%	-23.99%	-4.64%	-0.25%	6.90%	8.19%

	1Q 2020	Six Months	1 Year	3 Years*	5 Years*	Since Inception* (1-21-14)
Conestoga SMid Cap Fund (Investors Class)	-20.00%	-15.68%	-8.34%	10.07%	8,86%	6.18%
Russell 2500 Growth Index	-23.22%	-15.10%	-14.40%	3.35%	3.64%	5.06%
Russell 2500 Index	-29.72%	-23.72%	-22.47%	-3.10%	0.49%	2.20%

*	Note – All periods longer than one-year are annualized

SMALL CAP FUND PERFORMANCE REVIEW

For the six months ended March 31, 2020, the Conestoga Small Cap Fund (Investors Class Shares) modestly outperformed its benchmarks. The Small Cap Fund declined -15.03% versus the Russell 2000 Growth Index loss of -17.30% and the Russell 2000 Index decline of -23.71%. The Small Cap Fund’s outperformance was entirely generated during the market’s decline from mid-February to mid-March. During the market’s rally from the start of the Fund’s fiscal year to the market peak, and again from the market low to the end of the period, the Small Cap Fund trailed its benchmarks.

Stock selection added to returns relative to the Russell 2000 Growth Index and was most positive in the Producer Durables, Materials & Processing, and Consumer Discretionary sectors. Stock selection detracted from returns in the Health Care and Consumer Staples sectors. We also believe that our bias toward high-quality businesses was a major source of excess returns. Our investment approach emphasizes companies that we believe have the quality characteristics of positive earnings, sustainable earnings growth rates, low debt levels and high returns on equity. During periods of market stress and volatility, these types of companies are often favored by investors. During the market’s decline from its peak in mid-February to its low in mid-March, profitable companies with more stable earnings and lower debt levels outperformed and this benefited the Small Cap Fund.

Stock selection effects in the Producer Durables sector provided significant gains for the Small Cap Fund, with our positions in Construction Partners, Inc. (ROAD) and Axon Enterprise, Inc. (AAXN) providing the largest benefits. While most stocks traded sharply lower over the period, ROAD generated a small gain for the quarter after making their second straight acquisition in the state of Florida. The acquisition will add two HMA plants and create synergies as they build density in the state. Similarly, AAXN generated positive returns as the company reported revenue and earnings results that cheered investors and continued to drive gross and operating margin improvement.

Five of our six names in the Materials & Processing sector held up well during the period with positions in Trex Company, Inc. (TREX), Balchem Corp. (BCPC), AAON, Inc. (AAON), Simpson Manufacturing, Inc. (SSD), and Omega Flex, Inc. (OFLX) all declining less than the benchmark. The only company that failed to outperform the Index for the quarter was RBC Bearings, Inc. (ROLL).

In Consumer Discretionary, the Small Cap Fund benefited from a combination of stock selection and allocation effects. In a theme that persisted over the quarter, the relative “winners” were often those that went down less than the benchmark. This was the case for our holdings in SiteOne Landscape Supply, Inc. (SITE), and Grand Canyon Education, Inc. (LOPE), which declined less than the market given its exposure to online education. The portfolio was also aided by a large underweight to the retail and restaurant industries as these groups were punished because of the social distancing measures put in place due the COVID-19 pandemic.

Negative stock selection effects in the Health Care sector detracted from performance, but the Fund’s large underweight to the biotechnology industry was also a significant factor. We believe it is unusual for biotech to outperform in such volatile and down markets, however, it is understandable why the industry held up relatively well. The science of biotechs will be important to solving the pandemic and the associated financial crisis. We are typically underweight in these companies due to the binary risk and lack of profitability associated with much of the industry. The two companies we own within the space, (both of which are profitable), had mixed results: Repligen Corp. (RGEN) outperformed while Ligand Pharmaceuticals, Inc. (LGND) lagged the benchmark.

SMID CAP FUND PERFORMANCE REVIEW

The Conestoga SMid Cap Fund (Investors Class Shares) declined -15.63% over the six months ended March 31, 2020. This slightly underperformed the Russell 2500 Growth Index decline of -15.10% over the same period. As with the Small Cap Fund above, the SMid Cap Fund outperformed during the steep market decline from mid-February to mid-March but lagged during the up market periods before and after..

Stock selection effects were modestly positive but did not offset negative sector allocations. Shareholders should note that our sector allocations are a by-product of our bottom-up stock selection and do not reflect any top-down economic themes of Conestoga.

A review of our stock selection effects reveals that Producer Durables, Financial Services and Consumer Discretionary were notable contributors. The Producer Durables sector contained several holdings that benefited from less perceived exposure to an economic slowdown and/or stronger financial position. Construction Partners Inc. (ROAD), Axon Enterprise Inc. (AAXN), Casella Waste Systems Inc. (CWST), and Graco Inc. (GGG) all fit this description and added to relative returns in the sector. Partially offsetting these positives were weaker returns from Albany International Corp. (AIN), which has exposure to airliner manufacturing, and EVI Industries Inc. (EVI), which manufactures laundry and dry-cleaning equipment.

Within Consumer Discretionary, our holdings tended to be less exposed to the freezing of traditional retail and restaurant operations. Rollins Inc. (ROL) posted positive returns on optimism that their pest control services could be enhanced to provide office cleaning services related to COVID-19. Pool Corporation (POOL), a supplier of pool supplies, fell less than the market on expectations that their sales would be less impacted. Similarly, Grand Canyon Education Inc. (LOPE) declined less than the market given its exposure to online education.

A drop in interest rates and concerns about the financial impact of COVID-19 caused many Financial Services sector industries, especially banks, to underperform during the market’s decline. The SMid Cap Fund generated relative returns in this sector through service providers Jack Henry & Associates (JKHY), Fair Isaac Corp. (FICO) and FirstService Corp. (FSV). Each of these companies have more conservative balance sheets and each is expected to be less sensitive to interest rate movements and any credit quality issue that develops.

Stock selection was challenging in the Health Care, Consumer Staples, and Technology sectors. Within Health Care, the SMid Cap Fund experienced similar headwinds as the Small Cap Fund. The Health Care sector was the only sector of the Russell 2500 Growth Index to generate a positive total return during this period, while most other sectors posted double-digit declines. Conestoga’s modest underweight to the sector (averaging about 19% versus the benchmark weight of about 23%) detracted from return. Additionally, the SMid Cap Fund was underweight the stronger performing biotech industry. Our weakest performer in the sector was Cantel Medical Corp. (CMD), which declined sharply due to its exposure to the dental industry, which has been stalled by COVID-19. We removed CMD from the Fund during the quarter as a result.

Within Consumer Staples, our position in Chef’s Warehouse Inc. (CHEF) dropped sharply as the closure of restaurants significantly impacted its wholesale food supply services. The stock dropped over 80% during the quarter. Conestoga determined to remove CHEF from the Fund given its uncertain future of its end market, independently-owned mid-to-high-end restaurants.

Within Technology, our positions in several software and service companies generated modest underperformance. These stocks generally carried higher valuations heading into the market declines. Despite what we believe are more consistent revenue and earnings streams, the stocks underperformed over the full quarter. Examples of these types of stocks include Blackbaud Inc. (BLKB), Bottomline Technologies Inc. (EPAY), Guidewire Software Inc. (GWRE) and Pluralsight Inc. (PS).

On behalf of all the members of Conestoga Capital Advisors, we thank you for your investment in the Funds.

Sincerely,

Robert M. Mitchell Managing Partner – Co-Portfolio Manager Small and SMid Cap Funds	Joseph F. Monahan Managing Partner – Co-Portfolio Manager Small and SMid Cap Funds
Derek S. Johnston Partner – Co-Portfolio Manager SMid Cap Fund

CONESTOGA SMALL CAP FUND - INSTITUTIONAL CLASS PERFORMANCE INFORMATION March 31, 2020 (Unaudited)

Comparison of the Change in Value of a $250,000
Investment in Conestoga Small Cap Fund – Institutional Class,
the Russell 2000® Growth Index and the Russell 2000® Index

Average Annual Total Returns for the Periods Ended March 31, 2020
	1 Year	3 Years	5 Years	Since Inception (8/13/2014)
Conestoga Small Cap Fund - Institutional Class	(10.32%)	8.08%	9.11%	9.93%
Russell 2000® Growth Index	(18.58%)	0.10%	1.70%	3.97%
Russell 2000® Index	(23.99%)	(4.64%)	(0.25%)	1.59%

The Fund’s past performance does not predict its future performance. The graph and table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares but does reflect the reinvestment of all dividends and distributions. The Fund’s benchmark, the Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities in the Russell 3000® Index based on a combination of their market capitalization and current index membership. The Russell 2000® Index is a common benchmark for mutual funds that identify themselves as “small-cap.”

CONESTOGA SMALL CAP FUND - INVESTORS CLASS PERFORMANCE INFORMATION March 31, 2020 (Unaudited)

Comparison of the Change in Value of a $10,000
Investment in Conestoga Small Cap Fund – Investors Class,
the Russell 2000® Growth Index and the Russell 2000® Index

Average Annual Total Returns for the Periods Ended March 31, 2020
	1 Year	3 Years	5 Years	10 Years	Since Inception (10/1/2002)
Conestoga Small Cap Fund - Investor Class	(10.52%)	7.85%	8.88%	12.00%	10.82%
Russell 2000® Growth Index	(18.58%)	0.10%	1.70%	8.89%	9.30%
Russell 2000® Index	(23.99%)	(4.64%)	(0.25%)	6.90%	8.19%

The Fund’s past performance does not predict its future performance. The graph and table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares but does reflect the reinvestment of all dividends and distributions. The Fund’s benchmark, the Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities in the Russell 3000® Index based on a combination of their market capitalization and current index membership. The Russell 2000® Index is a common benchmark for mutual funds that identity themselves as “small-cap.”

CONESTOGA SMID CAP FUND - INSTITUTIONAL CLASS PERFORMANCE INFORMATION March 31, 2020 (Unaudited)

Comparison of the Change in Value of a $250,000
Investment in Conestoga SMid Cap Fund – Institutional Class,
the Russell 2500® Growth Index and the Russell 2500® Index

Average Annual Total Returns for the Periods Ended March 31, 2020
	1 Year	3 Years	5 Years	Since Inception (12/15/2014)
Conestoga SMid Cap Fund - Institutional Class	(8.18%)	10.31%	9.12%	9.88%
Russell 2500® Growth Index	(14.40%)	3.35%	3.64%	5.82%
Russell 2500® Index	(22.47%)	(3.10%)	0.49%	2.40%

The Fund’s past performance does not predict its future performance. The graph and table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares but does reflect the reinvestment of all dividends and distributions. The Fund’s benchmark, the Russell 2500® Growth Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500® companies with higher growth earnings potential as defined by Russell’s leading style methodology. The Russell 2500® Index measures the performance of the small- to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500® Index is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities in the Russell 3000® Index based on a combination of their market capitalization and current index membership.

CONESTOGA SMID CAP FUND - INVESTORS CLASS PERFORMANCE INFORMATION March 31, 2020 (Unaudited)

Comparison of the Change in Value of a $10,000
Investment in Conestoga SMid Cap Fund – Investors Class,
the Russell 2500® Growth Index and the Russell 2500® Index

Average Annual Total Returns for the Periods Ended March 31, 2020
	1 Year	3 Years	5 Years	Since Inception (1/21/2014)
Conestoga SMid Cap Fund - Investor Class	(8.34%)	10.07%	8.86%	6.18%
Russell 2500® Growth Index	(14.40%)	3.35%	3.64%	5.06%
Russell 2500® Index	(22.47%)	(3.10%)	0.49%	2.20%

The Fund’s past performance does not predict its future performance. The graph and table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares but does reflect the reinvestment of all dividends and distributions. The Fund’s benchmark, the Russell 2500® Growth Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500® companies with higher growth earnings potential as defined by Russell’s leading style methodology. The Russell 2500® Index measures the performance of the small- to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500® Index is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities in the Russell 3000® Index based on a combination of their market capitalization and current index membership.

CONESTOGA SMALL CAP FUND PORTFOLIO HOLDINGS March 31, 2020 (Unaudited)

Sector Diversification
(% of Net Assets)

Top Ten Equity Holdings

Security Description	% of Net Assets
Repligen Corporation	3.7%
Exponent, Inc.	3.6%
Mercury Systems, Inc.	3.4%
Mesa Laboratories, Inc.	3.3%
Neogen Corporation	3.2%
Omnicell, Inc.	3.1%
Descartes Systems Group, Inc. (The)	2.9%
BlackLine, Inc.	2.6%
Simpson Manufacturing Company, Inc.	2.5%
AAON, Inc.	2.5%

CONESTOGA SMALL CAP FUND SCHEDULE OF INVESTMENTS March 31, 2020 (Unaudited)
COMMON STOCKS — 95.5%	Shares	Value
Consumer Discretionary — 7.7%
Auto Parts — 1.4%
Dorman Products, Inc. (a)	564,459	$31,197,649

Education Services — 1.9%
Grand Canyon Education, Inc. (a)	528,770	40,337,219

Leisure Time — 2.1%
Fox Factory Holding Corporation (a)	1,106,153	46,458,426

Specialty Retail — 2.3%
SiteOne Landscape Supply, Inc. (a)	663,590	48,853,496

Consumer Staples — 2.1%
Beverage: Brewers and Distillers — 0.4%
MGP Ingredients, Inc.	365,038	9,815,872

Personal Care — 1.7%
WD-40 Company	180,928	36,339,389

Financial Services — 1.6%
Real Estate Services — 1.6%
FirstService Corporation	458,945	35,393,838

Health Care — 17.7%
Biotechnology — 5.2%
Ligand Pharmaceuticals, Inc. (a)	414,715	30,158,075
Repligen Corporation (a)	836,975	80,801,567
		110,959,642
Health Care Management Services — 0.9%
National Research Corporation	419,219	19,066,080

Health Care Services — 3.1%
Omnicell, Inc. (a)	1,029,510	67,515,266

Medical and Dental Instruments & Supplies — 8.5%
Bio-Techne Corporation	206,745	39,202,987
Cantel Medical Corporation	521,320	18,715,388
LeMaitre Vascular, Inc. (b)	1,178,299	29,363,211

CONESTOGA SMALL CAP FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 95.5% (Continued)	Shares	Value
Health Care — 17.7% (Continued)
Medical and Dental Instruments & Supplies — 8.5% (Continued)
Merit Medical Systems, Inc. (a)	883,350	$27,604,687
Neogen Corporation (a)	1,035,001	69,334,717
		184,220,990
Materials & Processing — 12.5%
Building Materials — 5.0%
Simpson Manufacturing Company, Inc.	877,085	54,361,728
Trex Company, Inc. (a)	660,930	52,966,930
		107,328,658
Building: Climate Control — 2.5%
AAON, Inc.	1,115,800	53,915,456

Chemicals: Specialty — 2.5%
Balchem Corporation	543,395	53,643,954

Metal Fabricating — 2.5%
Omega Flex, Inc.	236,450	19,956,380
RBC Bearings, Inc. (a)	306,990	34,625,402
		54,581,782
Producer Durables — 22.9%
Aerospace — 1.7%
Axon Enterprise, Inc. (a)	527,645	37,341,437

Construction — 1.7%
Construction Partners, Inc. - Class A (a)(b)	2,206,281	37,264,086

Engineering & Contracting Services — 3.6%
Exponent, Inc.	1,075,020	77,304,688

Machinery: Construction and Handling — 2.1%
Douglas Dynamics, Inc. (b)	1,270,900	45,129,659

Machinery: Industrial — 3.1%
EVI Industries, Inc. (a)	489,387	7,722,527
John Bean Technologies Corporation	387,115	28,751,031
Proto Labs, Inc. (a)	397,425	30,255,965
		66,729,523
Machinery: Specialty — 1.3%
Albany International Corporation - Class A	576,580	27,289,531

CONESTOGA SMALL CAP FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 95.5% (Continued)	Shares	Value
Producer Durables — 22.9% (Continued)
Scientific Instruments: Control & Filter — 3.9%
ESCO Technologies, Inc.	609,145	$46,240,197
Helios Technologies, Inc.	1,024,137	38,835,275
		85,075,472
Scientific Instruments: Gauges & Meters — 3.3%
Mesa Laboratories, Inc. (b)	310,246	70,143,518

Scientific Instruments: Pollution Control — 2.2%
Casella Waste Systems, Inc. - Class A (a)	1,199,450	46,850,517

Technology — 31.0%
Computer Services Software & Systems — 24.8%
ACI Worldwide, Inc. (a)	1,804,635	43,581,935
Altair Engineering, Inc. - Class A (a)	1,303,185	34,534,403
Blackbaud, Inc.	670,500	37,246,275
BlackLine, Inc. (a)	1,074,715	56,540,756
Bottomline Technologies (de), Inc. (a)	1,303,045	47,756,599
Descartes Systems Group, Inc. (The) (a)	1,839,556	63,262,331
Five9, Inc. (a)	341,930	26,143,968
Mercury Systems, Inc. (a)	1,031,348	73,576,366
Paylocity Holding Corporation (a)	476,265	42,063,725
PROS Holdings, Inc. (a)	1,285,355	39,884,566
SPS Commerce, Inc. (a)	864,560	40,210,686
Tyler Technologies, Inc. (a)	105,995	31,433,877
		536,235,487
Electronic Components — 1.7%
Rogers Corporation (a)	385,140	36,364,919

Production Technology Equipment — 2.5%
Novanta, Inc. (a)	665,995	53,199,681

Telecommunications Equipment — 2.0%
Vocera Communications, Inc. (a)(b)	2,049,079	43,522,438

Total Common Stocks (Cost $1,627,380,482)		$2,062,078,673

CONESTOGA SMALL CAP FUND SCHEDULE OF INVESTMENTS (Continued)
MONEY MARKET FUNDS — 1.0%	Shares	Value
Fidelity Investments Treasury Only Portfolio - Institutional Shares, 0.53% (c) (Cost $20,826,393)	20,826,393	$20,826,393

Total Investments at Value — 96.5% (Cost $1,648,206,875)		$2,082,905,066

Other Assets in Excess of Liabilities — 3.5%		75,354,180

Net Assets — 100.0%		$2,158,259,246

(a)	Non-income producing security.
(b)	The Fund owned 5% or more of the company’s outstanding voting shares thereby making the company an affiliate of the Fund as that term is defined in the Investment Company Act of 1940 (Note 5).
(c)	The rate shown is the 7-day effective yield as of March 31, 2020.
See accompanying notes to financial statements.

CONESTOGA SMID CAP FUND PORTFOLIO HOLDINGS March 31, 2020 (Unaudited)

Sector Diversification
(% of Net Assets)

Top Ten Equity Holdings

Security Description	% of Net Assets
Rollins, Inc.	3.5%
Jack Henry & Associates, Inc.	3.4%
Repligen Corporation	3.2%
Mercury Systems, Inc.	3.2%
Pool Corporation	3.1%
West Pharmaceutical Services, Inc.	3.1%
Bright Horizons Family Solutions, Inc.	3.0%
Omnicell, Inc.	2.8%
Tyler Technologies, Inc.	2.8%
Exponent, Inc.	2.6%

CONESTOGA SMID CAP FUND SCHEDULE OF INVESTMENTS March 31, 2020 (Unaudited)
COMMON STOCKS — 96.4%	Shares	Value
Consumer Discretionary — 14.3%
Consumer Services — 1.4%
Grand Canyon Education, Inc. (a)	25,050	$1,910,939

Consumer Services: Miscellaneous — 1.3%
IAA, Inc. (a)	57,105	1,710,866

Educational Services — 3.0%
Bright Horizons Family Solutions, Inc. (a)	40,450	4,125,900

Leisure Time — 5.4%
Pool Corporation	21,395	4,209,894
Vail Resorts, Inc.	20,435	3,018,454
		7,228,348
Recreational Vehicles & Boats — 1.1%
LCI Industries	22,200	1,483,626

Specialty Retail — 2.1%
SiteOne Landscape Supply, Inc. (a)	38,120	2,806,394

Financial Services — 5.6%
Financial Data & Systems — 3.4%
Jack Henry & Associates, Inc.	29,870	4,637,019

Real Estate Services — 2.2%
FirstService Corporation	38,260	2,950,611

Health Care — 19.6%
Biotechnology — 4.1%
Ligand Pharmaceuticals, Inc. (a)	15,935	1,158,793
Repligen Corporation (a)	44,770	4,322,096
		5,480,889
Health Care Services — 4.1%
Health Catalyst, Inc. (a)	64,655	1,690,728
Omnicell, Inc. (a)	58,205	3,817,084
		5,507,812

CONESTOGA SMID CAP FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 96.4% (Continued)	Shares	Value
Health Care — 19.6% (Continued)
Medical and Dental Instruments & Supplies — 11.4%
Bio-Techne Corporation	15,970	$3,028,231
Merit Medical Systems, Inc. (a)	44,088	1,377,750
Neogen Corporation (a)	51,918	3,477,987
Teleflex, Inc.	11,390	3,335,675
West Pharmaceutical Services, Inc.	27,174	4,137,242
		15,356,885
Materials & Processing — 8.7%
Building Materials — 5.2%
Simpson Manufacturing Company, Inc.	28,415	1,761,162
Trex Company, Inc. (a)	31,220	2,501,971
Watsco, Inc.	17,180	2,714,955
		6,978,088
Chemicals: Specialty — 1.5%
Balchem Corporation	19,850	1,959,592

Metal Fabricating — 2.0%
RBC Bearings, Inc. (a)	23,791	2,683,387

Producer Durables — 23.1%
Aerospace — 4.7%
Axon Enterprise, Inc. (a)	40,865	2,892,016
HEICO Corporation - Class A	54,690	3,494,691
		6,386,707
Back Office Support, HR & Consulting — 1.6%
Copart, Inc. (a)	30,835	2,112,814

Construction — 1.6%
Construction Partners, Inc. - Class A (a)	127,765	2,157,951

Engineering & Contracting Services — 2.6%
Exponent, Inc.	49,195	3,537,613

Environmental, Maintenance & Security Services — 3.5%
Rollins, Inc.	128,490	4,643,629

Machinery: Industrial — 4.7%
Douglas Dynamics, Inc.	96,000	3,408,960
EVI Industries, Inc. (a)	56,830	896,777
John Bean Technologies Corporation	26,905	1,998,234
		6,303,971

CONESTOGA SMID CAP FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 96.4% (Continued)	Shares	Value
Producer Durables — 23.1% (Continued)
Machinery: Specialty — 2.1%
Graco, Inc.	58,530	$2,852,167

Scientific Instruments: Pollution Control — 2.3%
Casella Waste Systems, Inc. - Class A (a)	77,945	3,044,532

Technology — 25.1%
Computer Services Software & Systems — 23.3%
ACI Worldwide, Inc. (a)	45,780	1,105,587
Altair Engineering, Inc. - Class A (a)	51,270	1,358,655
ANSYS, Inc. (a)	11,875	2,760,581
Blackbaud, Inc.	29,450	1,635,948
Bottomline Technologies (de), Inc. (a)	36,850	1,350,553
Descartes Systems Group, Inc. (The) (a)	88,175	3,032,338
Fair Isaac Corporation (a)	10,370	3,190,745
Gartner, Inc. (a)	16,145	1,607,558
Guidewire Software, Inc. (a)	41,545	3,294,934
Mercury Systems, Inc. (a)	60,070	4,285,394
Pluralsight, Inc. - Class A (a)	130,445	1,432,286
RealPage, Inc. (a)	18,325	969,942
SPS Commerce, Inc. (a)	34,834	1,620,129
Tyler Technologies, Inc. (a)	12,630	3,745,553
		31,390,203
Production Technology Equipment — 1.8%
Cognex Corporation	56,060	2,366,853

Total Investments at Value — 96.4% (Cost $125,673,051)		$129,616,796

Other Assets in Excess of Liabilities — 3.6%		4,820,700

Net Assets — 100.0%		$134,437,496

(a)	Non-income producing security.
See accompanying notes to financial statements.

CONESTOGA FUNDS STATEMENTS OF ASSETS AND LIABILITIES March 31, 2020 (Unaudited)
	Conestoga Small Cap Fund	Conestoga SMid Cap Fund
ASSETS
Unaffiliated investments in securities:
At cost	$1,434,707,533	$125,673,051
At value (Note 2)	$1,857,482,154	$129,616,796
Affiliated investments, at value (Cost $213,499,342) (Note 5)	225,422,912	—
Cash	97,954,987	4,649,926
Receivable for capital shares sold	3,558,083	506,176
Dividends and interest receivable	380,250	51,682
Other assets	69,242	28,523
Total assets	2,184,867,628	134,853,103

LIABILITIES
Payable for capital shares redeemed	2,079,039	298,136
Payable for investment securities purchased	22,827,460	—
Payable to Adviser (Note 4)	1,432,721	28,709
Accrued distribution fees (Note 4)	83,085	1,866
Accrued Trustees fees (Note 4)	53,115	38,135
Payable to administrator (Note 4)	44,715	8,350
Other accrued expenses	88,247	40,411
Total liabilities	26,608,382	415,607

NET ASSETS	$2,158,259,246	$134,437,496

NET ASSETS CONSIST OF:
Paid-in capital	$1,779,528,658	$140,288,409
Accumulated earnings (deficit)	378,730,588	(5,850,913)
NET ASSETS	$2,158,259,246	$134,437,496

NET ASSET VALUE PER SHARE:
INSTITUTIONAL CLASS
Net assets applicable to Institutional Class	$1,502,530,839	$95,259,871
Institutional Class shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	30,893,852	6,656,428
Net asset value, offering price and redemption price per share (Note 2)	$48.64	$14.31
INVESTORS CLASS
Net assets applicable to Investors Class	$655,728,407	$39,177,625
Investors Class shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	13,654,002	2,775,197
Net asset value, offering price and redemption price per share (Note 2)	$48.02	$14.12

See accompanying notes to financial statements.

CONESTOGA FUNDS STATEMENTS OF OPERATIONS Six Months Ended March 31, 2020 (Unaudited)
	Conestoga Small Cap Fund	Conestoga SMid Cap Fund
INVESTMENT INCOME
Dividend income from unaffiliated investments	$4,012,136	$422,750
Dividend income from affiliated investments (Note 5)	1,006,639	—
Foreign withholding taxes on dividends	(21,535)	(4,318)
Interest	509,920	52,256
Total investment income	5,507,160	470,688

EXPENSES
Investment advisory fees (Note 4)	11,836,462	606,904
Distribution fees - Investors Class (Note 4)	1,051,024	60,121
Shareholder Servicing Fees (Note 4)
Institutional Class	423,721	47,441
Investors Class	210,206	12,024
Transfer agent fees (Note 4)	174,965	14,186
Trustees’ fees and expenses (Note 4)	114,258	72,962
Postage and supplies	163,297	17,302
Fund accounting fees (Note 4)	103,869	32,664
Legal fees	65,513	65,513
Custody and bank service fees	73,494	10,437
Registration and filing fees	48,601	25,570
Audit and tax services fees	8,752	8,248
Insurance expense	15,422	712
Printing of shareholder reports	5,572	4,317
Administration fees (Note 4)	1,500	1,500
Other expenses	9,106	9,123
Total expenses	14,305,762	989,024
Fee reductions and expense reimbursements by the Adviser (Note 4)	(1,628,475)	(321,242)
Net expenses	12,677,287	667,782

NET INVESTMENT LOSS	(7,170,127)	(197,094)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses from unaffiliated investments	(44,095,283)	(8,901,505)
Net realized losses from affiliated investments (Note 5)	(123,007)	—
Net realized gains from unaffiliated in-kind redemptions (Note 2)	14,789,313	—
Net realized gains from affiliated in-kind redemptions (Note 2)	1,049,132	—
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(309,275,718)	(16,309,685)
Net change in unrealized appreciation (depreciation) on affiliated investments (Note 5)	(32,076,636)	—
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS	(369,732,199)	(25,211,190)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(376,902,326)	$(25,408,284)

See accompanying notes to financial statements.

CONESTOGA SMALL CAP FUND STATEMENTS OF CHANGES IN NET ASSETS
	Six Months Ended March 31, 2020 (Unaudited)	Year Ended September 30, 2019
FROM OPERATIONS
Net investment loss	$(7,170,127)	$(11,807,914)
Net realized gains (losses) from investments	(44,218,290)	75,637,033
Net realized gains from in-kind redemptions (Note 2)	15,838,445	33,024,501
Net change in unrealized appreciation (depreciation) on investments	(341,352,354)	(193,803,224)
Net decrease in net assets resulting from operations	(376,902,326)	(96,949,604)

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
Institutional Class	(38,621,836)	(19,372,114)
Investors Class	(18,459,611)	(11,568,656)
Decrease in net assets from distributions to shareholders	(57,081,447)	(30,940,770)

CAPITAL SHARE TRANSACTIONS (Note 6)
Institutional Class
Proceeds from shares sold	266,966,160	591,300,904
Reinvestment of distributions to shareholders	28,194,336	14,266,575
Payments for shares redeemed	(247,278,721)	(432,354,381)
Net increase in Institutional Class net assets from capital share transactions	47,881,775	173,213,098

Investors Class
Proceeds from shares sold	64,048,392	160,320,862
Reinvestment of distributions to shareholders	16,437,260	10,405,719
Payments for shares redeemed	(146,112,557)	(287,149,823)
Net decrease in Investors Class net assets from capital share transactions	(65,626,905)	(116,423,242)

TOTAL DECREASE IN NET ASSETS	(451,728,903)	(71,100,518)

NET ASSETS
Beginning of period	2,609,988,149	2,681,088,667
End of period	$2,158,259,246	$2,609,988,149

See accompanying notes to financial statements.

CONESTOGA SMID CAP FUND STATEMENTS OF CHANGES IN NET ASSETS
	Six Months Ended March 31, 2020 (Unaudited)	Year Ended September 30, 2019
FROM OPERATIONS
Net investment loss	$(197,094)	$(288,044)
Net realized gains (losses) from investments	(8,901,505)	1,942,843
Net change in unrealized appreciation (depreciation) on investments	(16,309,685)	1,043,798
Net increase (decrease) in net assets resulting from operations	(25,408,284)	2,698,597

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
Institutional Class	(1,206,661)	(443,237)
Investors Class	(630,211)	(303,304)
Decrease in net assets from distributions to shareholders	(1,836,872)	(746,541)

CAPITAL SHARE TRANSACTIONS (Note 6)
Institutional Class
Proceeds from shares sold	50,492,311	54,265,121
Reinvestment of distributions to shareholders	1,092,700	424,824
Payments for shares redeemed	(18,737,661)	(20,607,575)
Net increase in Institutional Class net assets from capital share transactions	32,847,350	34,082,370

Investors Class
Proceeds from shares sold	15,625,006	31,713,224
Reinvestment of distributions to shareholders	564,960	265,006
Payments for shares redeemed	(11,590,880)	(27,666,557)
Net increase in Investors Class net assets from capital share transactions	4,599,086	4,311,673

TOTAL INCREASE IN NET ASSETS	10,201,280	40,346,099

NET ASSETS
Beginning of period	124,236,216	83,890,117
End of period	$134,437,496	$124,236,216

See accompanying notes to financial statements.

CONESTOGA SMALL CAP FUND INSTITUTIONAL CLASS FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period:
	Six Months Ended March 31, 2020 (Unaudited)		Year Ended Sept. 30, 2019		Year Ended Sept. 30, 2018		Year Ended Sept. 30, 2017		Year Ended Sept. 30, 2016		Year Ended Sept. 30, 2015
Net asset value at beginning of period	$58.40		$61.27		$50.29		$39.01		$33.55		$30.73

Income (loss) from investment operations:
Net investment loss	(0.14	)(a)	(0.23	)(a)	(0.19	)(a)	(0.12	)(a)	(0.07	)(a)	(0.09)
Net realized and unrealized gains (losses) on investments	(8.35)		(1.93)		13.93		11.88		6.20		2.91
Total from investment operations	(8.49)		(2.16)		13.74		11.76		6.13		2.82

Less distributions from net realized gains	(1.27)		(0.71)		(2.76)		(0.48)		(0.67)		—

Net asset value at end of period	$48.64		$58.40		$61.27		$50.29		$39.01		$33.55

Total return (b)	(14.92	%)(c)	(3.39%)		28.75%		30.43%		18.44%		9.18%

Net assets at end of period (000,000’s)	$1,503		$1,752		$1,648		$607		$301		$155

Ratios/supplementary data:
Ratio of total expenses to average net assets	1.00	%(d)	0.99%		0.99%		1.02%		1.10%		1.09%
Ratio of net expenses to average net assets (e)	0.90	%(d)	0.90%		0.90%		0.90%		0.90%		0.90%
Ratio of net investment loss to average net assets (e)	(0.48	%)(d)	(0.41%)		(0.37%)		(0.28%)		(0.21%)		(0.25%)
Portfolio turnover rate	6	%(c)	26%		9%		24%		24%		12%

(a)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.
(b)

Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees and/or reimbursed expenses (Note 4).

(c)	Not annualized.
(d)	Annualized.
(e)	Ratio was determined after advisory fee reductions and/or expense reimbursements (Note 4).

See accompanying notes to financial statements.

CONESTOGA SMALL CAP FUND INVESTORS CLASS FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period:
	Six Months Ended March 31, 2020 (Unaudited)		Year Ended Sept. 30, 2019		Year Ended Sept. 30, 2018		Year Ended Sept. 30, 2017		Year Ended Sept. 30, 2016		Year Ended Sept. 30, 2015
Net asset value at beginning of period	$57.74		$60.70		$49.95		$38.83		$33.47		$30.72

Income (loss) from investment operations:
Net investment loss	(0.20	)(a)	(0.33	)(a)	(0.30	)(a)	(0.20	)(a)	(0.14	)(a)	(0.13)
Net realized and unrealized gains (losses) on investments	(8.25)		(1.92)		13.81		11.80		6.17		2.88
Total from investment operations	(8.45)		(2.25)		13.51		11.60		6.03		2.75

Less distributions from net realized gains	(1.27)		(0.71)		(2.76)		(0.48)		(0.67)		—

Net asset value at end of period	$48.02		$57.74		$60.70		$49.95		$38.83		$33.47

Total return (b)	(15.03	%)(c)	(3.57%)		28.47%		30.16%		18.18%		8.95%

Net assets at end of period (000,000’s)	$656		$858		$1,033		$702		$520		$437

Ratios/supplementary data:
Ratio of total expenses to average net assets	1.28	%(d)	1.27%		1.29%		1.34%		1.30%		1.30%
Ratio of net expenses to average net assets (e)	1.10	%(d)	1.10%		1.10%		1.10%		1.10%		1.10%
Ratio of net investment loss to average net assets (e)	(0.68	%)(d)	(0.60%)		(0.56%)		(0.48%)		(0.41%)		(0.37%)
Portfolio turnover rate	6	%(c)	26%		9%		24%		24%		12%

(a)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.
(b)

Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees and/or reimbursed expenses (Note 4).

(c)	Not annualized.
(d)	Annualized.
(e)	Ratio was determined after advisory fee reductions and/or expense reimbursements (Note 4).

See accompanying notes to financial statements.

CONESTOGA SMID CAP FUND INSTITUTIONAL CLASS FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period:
	Six Months Ended March 31, 2020 (Unaudited)		Year Ended Sept. 30, 2019		Year Ended Sept. 30, 2018		Year Ended Sept. 30, 2017		Year Ended Sept. 30, 2016		Period Ended Sept. 30, 2015(a)
Net asset value at beginning of period	$17.18		$17.05		$12.80		$9.99		$8.69		$8.92

Income (loss) from investment operations:
Net investment loss	(0.02	)(b)	(0.03	)(b)	(0.06	)(b)	(0.05	)(b)	(0.06	)(b)	(0.05)
Net realized and unrealized gains (losses) on investments	(2.62)		0.30		4.35		2.86		1.36		(0.18)
Total from investment operations	(2.64)		0.27		4.29		2.81		1.30		(0.23)

Less distributions from net realized gains	(0.23)		(0.14)		(0.04)		—		—		—

Net asset value at end of period	$14.31		$17.18		$17.05		$12.80		$9.99		$8.69

Total return (c)	(15.61	%)(d)	1.72%		33.64%		28.13%		14.96%		(2.58	%)(d)

Net assets at end of period (000’s)	$95,260		$80,814		$45,210		$21,653		$16,471		$16,706

Ratios/supplementary data:
Ratio of total expenses to average net assets	1.31	%(e)	1.39%		1.62%		2.11%		1.90%		1.72	%(e)
Ratio of net expenses to average net assets (f)(g)	0.85	%(e)	0.85%		0.86%		0.96%		1.10%		1.10	%(e)
Ratio of net investment loss to average net assets (f)	(0.19	%)(e)	(0.20%)		(0.37%)		(0.47%)		(0.60%)		(0.63	%)(e)
Portfolio turnover rate	8	%(d)	37%		8%		24%		21%		13	%(d)

(a)	For the period December 15, 2014 (commencement of operations) through September 30, 2015.
(b)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.
(c)

Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees and/or reimbursed expenses (Note 4).

(d)	Not annualized.
(e)	Annualized.
(f)	Ratio was determined after advisory fee reductions and/or expense reimbursements (Note 4).
(g)

Effective January 31, 2018, the Adviser has agreed to reduce its advisory fees and reimburse other expenses in order to limit annual operating expenses to 0.85% of the average daily net assets allocable to Institutional Class Shares. Between January 31, 2017 and January 31, 2018, the expense limitation had been 0.90%. Prior to January 31, 2017, the expense limitation had been 1.10%.

See accompanying notes to financial statements.

CONESTOGA SMID CAP FUND INVESTORS CLASS FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period:
	Six Months Ended March 31, 2020 (Unaudited)		Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016	Year Ended Sept. 30, 2015
Net asset value at beginning of period	$16.97		$16.88	$12.71	$9.94	$8.67	$8.73

Income (loss) from investment operations:
Net investment loss (a)	(0.04)		(0.07)	(0.09)	(0.08)	(0.07)	(0.07)
Net realized and unrealized gains (losses) on investments	(2.58)		0.30	4.30	2.85	1.34	0.01
Total from investment operations	(2.62)		0.23	4.21	2.77	1.27	(0.06)

Less distributions from net realized gains	(0.23)		(0.14)	(0.04)	—	—	—

Net asset value at end of period	$14.12		$16.97	$16.88	$12.71	$9.94	$8.67

Total return (b)	(15.68	%)(c)	1.50%	33.25%	27.87%	14.65%	(0.69%)

Net assets at end of period (000’s)	$39,178		$43,422	$38,680	$3,388	$1,983	$1,779

Ratios/supplementary data:
Ratio of total expenses to average net assets	1.53	%(d)	1.64%	1.95%	3.04%	2.10%	2.25%
Ratio of net expenses to average net assets (e)(f)	1.10	%(d)	1.10%	1.10%	1.20%	1.35%	1.35%
Ratio of net investment loss to average net assets (e)	(0.45	%)(d)	(0.45%)	(0.62%)	(0.73%)	(0.85%)	(0.77%)
Portfolio turnover rate	8	%(c)	37%	8%	24%	21%	13%

(a)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.
(b)

Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees and/or reimbursed expenses (Note 4).

(c)	Not annualized.
(d)	Annualized.
(e)	Ratio was determined after advisory fee reductions and/or expense reimbursements (Note 4).
(f)

Effective January 31, 2018, the Adviser has agreed to reduce its advisory fees and reimburse other expenses in order to limit annual operating expenses to 1.10% of the average daily net assets allocable to Investors Class Shares. Between January 31, 2017 and January 31, 2018, the expense limitation had been 1.15%. Prior to January 31, 2017, the expense limitation had been 1.35%.

See accompanying notes to financial statements.

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS
March 31, 2020 (Unaudited)

1. Organization

Conestoga Funds (the “Trust”) was organized as a Delaware statutory trust on February 5, 2002. The Trust consists of two series, the Conestoga Small Cap Fund (the “Small Cap Fund”) and the Conestoga SMid Cap Fund (the “SMid Cap Fund,” individually, a “Fund” and together with the Small Cap Fund, the “Funds”). The Trust is registered as an open-end diversified management investment company of the series type under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund’s investment objective is to achieve long-term growth of capital. Each Fund currently offers two classes of shares, Institutional Class and Investors Class.

Each Fund’s two classes of shares represent interests in the same portfolio of investments, and have the same rights, but the share classes differ primarily in the expenses to which they are subject and have differing investment minimums. Institutional Class shares are sold without any sales loads or distribution fees but are subject to a shareholder servicing fee of up to 0.10% of the average daily net assets allocable to Institutional Class shares and require a $250,000 initial investment. Investors Class shares are sold without any sales loads but are subject to a distribution fee of up to 0.25% and a shareholder servicing fee of up to 0.25% of the average daily net assets allocable to Investors Class shares and require a $2,500 initial investment. The Board of Trustees of the Trust (the “Board”) has determined to limit the shareholder servicing fees paid by Investors Class shares of each Fund to 0.05% of the average daily net assets allocable to Investors Class shares until at least September 30, 2020.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Funds follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Securities valuation – Each Fund values its portfolio securities at market value as of the close of regular trading on the New York Stock Exchange, Inc. (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. The Funds value their listed securities on the basis of the security’s last sale price on the security’s primary exchange, if available, otherwise at the exchange’s most recently quoted bid price. NASDAQ-listed securities are valued at the NASDAQ Official Closing Price. Investments representing shares of other open-end investment companies, including money market funds, are valued at their net asset value (“NAV”) as reported by such companies. When using a quoted price and when the market is considered active, the security will be classified as Level 1 within the fair value hierarchy (see below). In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Funds value their

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securities and other assets at fair value, as determined in good faith by the Trust’s officers, in accordance with procedures established by and under the general supervision of the Board. Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Unavailable or unreliable market quotes may be due to the following factors: a substantial bid-ask spread; infrequent sales resulting in stale prices; insufficient trading volume; small trade sizes; a temporary lapse in any reliable pricing source; and actions of the securities or futures markets, such as the suspension or limitation of trading. As a result, the prices of securities used to calculate each Fund’s NAV may differ from quoted or published prices for the same securities.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Funds’ investments as of March 31, 2020:

Conestoga Small Cap Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$2,062,078,673	$—	$—	$2,062,078,673
Money Market Funds	20,826,393	—	—	20,826,393
Total	$2,082,905,066	$—	$—	$2,082,905,066

Conestoga SMid Cap Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$129,616,796	$—	$—	$129,616,796
Total	$129,616,796	$—	$—	$129,616,796

Refer to each Fund’s Schedule of Investments for a listing of the common stocks by sector and industry type. The Funds did not hold any derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the six months ended March 31, 2020.

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Share valuation – The NAV per share of each class of each Fund is calculated daily by dividing the total value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares outstanding of that class. The offering price and redemption price per share of each class of each Fund is equal to the NAV per share of such class.

Cash account – Each Fund’s cash is held in a bank account with balances which may exceed the amount covered by federal deposit insurance. As of March 31, 2020, the cash balances reflected on the Statements of Assets and Liabilities for each Fund represent the amount held in a deposit sweep account.

Investment income – Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received. Withholding taxes on foreign dividends have been recorded in accordance with the Funds’ understanding of the applicable country’s rules and tax rates.

Investment transactions – Investment transactions are accounted for on the trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

Common expenses – Common expenses of the Trust are allocated between the Funds based on the relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

Distributions to shareholders – Each Fund distributes to its shareholders any net investment income dividends and net realized capital gains distributions at least once each year. The amount of such dividends and distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid to shareholders of each Fund during the periods ended March 31, 2020 and September 30, 2019 was as follows:

Conestoga Small Cap Fund	Ordinary Income	Long-Term Capital Gains	Total Distributions
March 31, 2020	$—	$57,081,447	$57,081,447
September 30, 2019	16,431,969	14,508,801	30,940,770

Conestoga SMid Cap Fund	Ordinary Income	Long-Term Capital Gains	Total
March 31, 2020	$—	$1,836,872	$1,836,872
September 30, 2019	45,167	701,374	746,541

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NOTES TO FINANCIAL STATEMENTS (Continued)

Allocation between classes – Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of a Fund based upon its proportionate share of total net assets of that Fund. Class-specific expenses are charged directly to the class incurring the expense. Common expenses that are not attributable to a specific class are allocated daily to each class of shares of a Fund based upon its proportionate share of total net assets.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve each Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of March 31, 2020:

	Small Cap Fund	SMid Cap Fund
Tax cost of portfolio investments	$1,649,641,235	$126,253,336
Gross unrealized appreciation	$621,902,538	$19,448,119
Gross unrealized depreciation	(188,638,707)	(16,084,659)
Net unrealized appreciation	433,263,831	3,363,460
Accumulated capital and other losses	(54,533,243)	(9,214,373)
Accumulated earnings (deficit)	$378,730,588	$(5,850,913)

The difference between the federal income tax cost of portfolio investments and the financial statement cost of portfolio investments for each Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

During the six months ended March 31, 2020, the Small Cap Fund realized $15,838,445 of net capital gains resulting from in-kind redemptions (redemptions in which shareholders who redeemed Fund shares received securities held by the Fund rather than cash).

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NOTES TO FINANCIAL STATEMENTS (Continued)

The Fund recognizes a gain on in-kind redemptions to the extent that the value of the distributed securities on the date of redemption exceeds the cost of those securities and recognizes a loss to the extent that the cost of those securities exceeds the value of the distributed securities on the date of redemption. The Fund has reclassified this amount against paid-in capital on the Statements of Assets and Liabilities.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” of being sustained assuming examination by tax authorities. Management has reviewed each Fund’s tax positions for the current and all open tax years (generally, three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Funds identify their major tax jurisdiction as U.S. Federal.

3. Investment Transactions

During the six months ended March 31, 2020, the cost of purchases and proceeds from sales of investment securities, other than short-term investments, amounted to $145,455,830 and $228,408,478, respectively, for the Small Cap Fund and $46,792,727 and $10,779,754, respectively, for the SMid Cap Fund.

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

The Small Cap Fund has entered into an Investment Advisory Agreement with Conestoga Capital Advisors, LLC (the “Adviser”) to provide supervision and assistance in overall management services to the Small Cap Fund. For these services, the Small Cap Fund pays the Adviser a fee, calculated daily and paid monthly, equal to an annual rate of 0.90% of its average daily net assets. The Adviser has contractually agreed to limit the Small Cap Fund’s net annual operating expenses (excluding taxes, extraordinary expenses, reorganization expenses, brokerage commissions, interest, other expenditures that are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of such Fund’s business) to 1.10% (for the Investors Class) and 0.90% (for the Institutional Class) of average daily net assets until at least January 31, 2021. During the six months ended March 31, 2020, the Adviser reduced its fees from the Small Cap Fund by $591,059 and reimbursed other operating expenses of $1,037,416 under this arrangement. In addition, if at any point during the 24 months following the date that the Adviser reduced its fees and/or made expense reimbursements, it becomes unnecessary for the Adviser to reduce its fees or make expense reimbursements, the Adviser may recapture any of its prior fee reductions or expense reimbursements to the extent such recapture does not cause the Fund’s total annual operating expenses to exceed the

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applicable expense limitation that was in effect at the time of the fee reduction or expense reimbursement. As of March 31, 2020, the Adviser may seek recovery of advisory fee reductions and expense reimbursements no later than the dates as stated below:

	September 30, 2020	September 30, 2021	March 31, 2022	Total
Small Cap Fund	$1,459,876	$2,911,637	$1,628,475	$5,999,988

During the six months ended March 31, 2020, the Adviser did not recover any previous fee reductions and expense reimbursements from the Small Cap Fund.

The SMid Cap Fund has entered into an Investment Advisory Agreement with the Adviser to provide supervision and assistance in overall management services to the SMid Cap Fund. For these services, the SMid Cap Fund pays the Adviser a fee, calculated daily and paid monthly, equal to an annual rate of 0.85% of its average daily net assets. The Adviser has contractually agreed to limit the SMid Cap Fund’s net annual operating expenses (excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of such Fund’s business) to 1.10% (for the Investors Class) and 0.85% (for the Institutional Class) of average daily net assets until at least January 31, 2021. During the six months ended March 31, 2020, the Adviser reduced its fees from the SMid Cap Fund by $240,591 and reimbursed other operating expenses of $80,651 under this arrangement. In addition, if at any point during the 24 months following the date that the Adviser reduced its fees and/or made expense reimbursements, it becomes unnecessary for the Adviser to reduce its fees or make expense reimbursements, the Adviser may recapture any of its prior fee reductions or expense reimbursements to the extent such recapture does not cause the Fund’s total annual operating expenses to exceed the current expense limitation or the applicable expense limitation that was in effect at the time of the fee reduction or expense reimbursement. As of March 31, 2020, the Adviser may seek recovery of advisory fee reductions and expense reimbursements no later than the dates as stated below:

	September 30, 2020	September 30, 2021	March 31, 2022	Total
SMid Cap Fund	$183,748	$519,003	$321,242	$1,023,993

During the six months ended March 31, 2020, the Adviser did not recover any previous fee reductions or expense reimbursements from the SMid Cap Fund.

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NOTES TO FINANCIAL STATEMENTS (Continued)

DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

The Trust, on behalf of each Fund, has adopted a distribution plan (the “Distribution Plan”), pursuant to Rule 12b-1 under the 1940 Act, which permits each Fund to pay certain expenses associated with the distribution of Investors Class shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature, and payments to dealers and shareholder servicing agents who enter into agreements with the Funds. The Distribution Plan provides that each Fund may reimburse the Distributor (herein after defined) for distribution expenses in an amount not exceeding, on an annual basis, 0.25% of the average daily net assets allocable to Investors Class shares. During the six months ended March 31, 2020, Investors Class shares of the Small Cap Fund and the SMid Cap Fund incurred fees of $1,051,024 and $60,121, respectively, under the Distribution Plan.

The Trust, on behalf of each Fund, has adopted a Shareholder Servicing Plan under which each Fund may enter into agreements with various shareholder servicing agents, including financial institutions and securities brokers. Each Fund may pay shareholder servicing fees in an amount not exceeding, on an annual basis, 0.10% of the average daily net assets allocable to the Institutional Class shares and 0.25% of the average daily net assets allocable to the Investors Class shares. The Board has approved a limitation on the shareholder servicing fees of 0.05% of the average daily net asset attributable to Investors Class shares for the six months ended March 31, 2020. During the six months ended March 31, 2020, Institutional Class shares and Investors Class shares of the Small Cap Fund incurred fees of $423,721 and $210,206, respectively, under the Shareholder Servicing Plan. During the six months ended March 31, 2020, Institutional Class shares and Investors Class shares of the SMid Cap Fund incurred fees of $47,441 and $12,024, respectively, under the Shareholder Servicing Plan.

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides fund accounting, compliance, transfer agency and certain administration services to the Funds. Each Fund pays Ultimus fees in accordance with the agreements for such services. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs related to the pricing of its portfolio securities.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as the principal underwriter to each Fund. The Distributor is a wholly-owned subsidiary of Ultimus.

Certain officers of the Trust are also officers of Ultimus and/or the Distributor. An employee of Ultimus serves as the Trust’s Anti-Money Laundering Officer.

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NOTES TO FINANCIAL STATEMENTS (Continued)

TRUSTEE COMPENSATION

Trustees affiliated with the Adviser are not compensated by the Trust for their services. Effective January 1, 2020, each Trustee who is not an “interested person” of the Trust (“Independent Trustee”) receives from the Trust a quarterly retainer of $11,250 (except that such fee is $16,250 for each of the Lead Independent Trustee and the Chair of the Audit Committee), a fee of $5,000 for each quarterly or special meeting attended in person; and 50% of such meeting fee for telephonic meetings attended. Prior to January 1, 2020, each Independent Trustee received from the Trust a quarterly retainer of $10,000 (except such fee was $15,000 for each of the Lead Independent Trustee and the Chair of the Audit Committee), a fee of $5,000 for each quarterly or special meeting attended in person; and 50% of such meeting fee for telephonic meetings attended. Each Fund pays its proportionate share of such fees.

PRINCIPAL HOLDERS OF FUND SHARES

As of March 31, 2020, the following shareholders owned of record 25% or more of the outstanding shares of each class of each Fund:

NAME OF RECORD OWNER	% Ownership
Conestoga Small Cap Fund - Institutional Class
National Financial Services, LLC (for the benefit of its customers)	29%
Conestoga Small Cap Fund - Investor Class
National Financial Services, LLC (for the benefit of its customers)	43%
Conestoga SMid Cap Fund - Institutional Class
Charles Schwab & Company, Inc. (for the benefit of its customers)	53%
National Financial Services, LLC (for the benefit of its customers)	27%
Conestoga SMid Cap Fund - Investor Class
National Financial Services, LLC (for the benefit of its customers)	50%
Charles Schwab & Company, Inc. (for the benefit of its customers)	28%

A beneficial owner of 25% or more of a Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

5. Affiliated Issuers

A company is considered an affiliate of a Fund under the 1940 Act if the Fund’s holdings in that company represent 5% or more of the outstanding voting shares of the company. As of March 31, 2020, the Small Cap Fund owns 6.75%, 5.58%, 5.84%, 7.10%, and 6.45% of the outstanding voting shares of Construction Partners, Inc., Douglas Dynamics, Inc., LeMaitre Vascular, Inc., Mesa Laboratories, Inc., and Vocera Communications, Inc.,

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NOTES TO FINANCIAL STATEMENTS (Continued)

respectively. The industry and percentage of net assets for these holdings can be found on the Small Cap Fund’s Schedule of Investments. Further information on these holdings for the six months ended March 31, 2020 appears below:

	Construction Partners, Inc.	Douglas Dynamics, Inc.	LeMaitre Vascular, Inc.	Mesa Laboratories, Inc.	Vocera Communications, Inc.	Total
Percentage of Outstanding Voting Shares Owned	6.75%	5.58%	5.84%	7.10%	6.45%
Shares at Beginning of Period	1,344,556	1,268,950	1,176,489	309,781	2,078,300
Shares Purchased During the Period	875,765	15,100	14,000	3,675	—
Shares Sold During the Period	(14,040)	(13,150)	(12,190)	(3,210)	(29,221)
Shares at End of Period	2,206,281	1,270,900	1,178,299	310,246	2,049,079
Market Value at Beginning of Period	$20,948,183	$56,557,102	$40,212,394	$73,656,628	$51,230,095	$242,604,402
Cost of Purchases During the Period	15,150,506	520,901	350,232	805,073	—	16,826,712
Cost of Sales During the Period	(200,070)	(442,434)	(266,105)	(168,354)	(854,603)	(1,931,566)
Change in Unrealized Appreciation (Depreciation)	1,365,467	(11,505,910)	(10,933,310)	(4,149,829)	(6,853,054)	(32,076,636)
Market Value at End of Period	$37,264,086	$45,129,659	$29,363,211	$70,143,518	$43,522,438	$225,422,912
Net Realized Gains (Losses) During the Period	$37,066	$295,544	$177,001	$623,424	$(206,910)	$926,125
Dividend Income Earned During the Period	$—	$697,413	$210,610	$98,616	$—	$1,006,639

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NOTES TO FINANCIAL STATEMENTS (Continued)

6. Capital Share Activity

The following table summarizes the capital share activity in Institutional Class shares of the Small Cap Fund:

	For the Six Months Ended March 31, 2020		For the Year Ended September 30, 2019
	Shares	Value	Shares	Value
Issued	4,749,222	$266,966,160	10,634,907	$591,300,904
Reinvested	476,819	28,194,336	273,410	14,266,575
Redeemed	(4,330,125)	(247,278,721)	(7,810,752)	(432,354,381)
Total	895,916	$47,881,775	3,097,565	$173,213,098

The following table summarizes the capital share activity in Investors Class shares of the Small Cap Fund:

	For the Six Months Ended March 31, 2020		For the Year Ended September 30, 2019
	Shares	Value	Shares	Value
Issued	1,131,356	$64,048,392	2,933,294	$160,320,862
Reinvested	281,315	16,437,260	201,349	10,405,719
Redeemed	(2,623,150)	(146,112,557)	(5,286,903)	(287,149,823)
Total	(1,210,479)	$(65,626,905)	(2,152,260)	$(116,423,242)

The following table summarizes the capital share activity in Institutional Class shares of the SMid Cap Fund:

	For the Six Months Ended March 31, 2020		For the Year Ended September 30, 2019
	Shares	Value	Shares	Value
Issued	3,064,104	$50,492,311	3,388,672	$54,265,121
Reinvested	61,526	1,092,700	29,018	424,824
Redeemed	(1,174,120)	(18,737,661)	(1,364,867)	(20,607,575)
Total	1,951,510	$32,847,350	2,052,823	$34,082,370

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NOTES TO FINANCIAL STATEMENTS (Continued)

The following table summarizes the capital share activity in Investors Class shares of the SMid Cap Fund:

	For the Six Months Ended March 31, 2020		For the Year Ended September 30, 2019
	Shares	Value	Shares	Value
Issued	910,487	$15,625,006	2,018,381	$31,713,224
Reinvested	32,228	564,960	18,289	265,006
Redeemed	(726,655)	(11,590,880)	(1,768,637)	(27,666,557)
Total	216,060	$4,599,086	268,033	$4,311,673

7. Sector Risk

If a Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. Occasionally, market conditions, regulatory changes or other developments may negatively impact a particular sector. As of March 31, 2020, the Small Cap Fund had 31.0% and 22.9% of the value of its net assets invested in stocks within the Technology and Producer Durables sectors, respectively. As of March 31, 2020, the SMid Cap Fund had 25.1% and 23.1% of the value of its net assets invested in stocks within the Technology and Producer Durables sectors, respectively.

8. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from the performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

9. Coronavirus (COVID-19) Pandemic

The COVID-19 pandemic has caused financial markets to experience significant volatility and uncertainty exists as to its long term impact. COVID-19 has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and economic uncertainty. The impact of the outbreak may be short term or may last for an extended period of time. The impact of epidemics and pandemics such as COVID-19 could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. As a

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NOTES TO FINANCIAL STATEMENTS (Continued)

result, a Fund’s performance and the ability to achieve its investment objective may be adversely impacted. Management is monitoring the development of the pandemic and evaluating its impact on the financial position and operating results of the Funds.

10. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

CONESTOGA FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur ongoing costs, including management fees, Rule 12b-1 distribution fees (if applicable), shareholder servicing fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (October 1, 2019) and held until the end of the period (March 31, 2020).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare each Fund’s ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds’ actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge transaction fees, such as purchase or redemption fees, nor do they carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

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ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

More information about the Funds’ expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to each Fund’s prospectus.

Conestoga Small Cap Fund	Beginning Account Value October 1, 2019	Ending Account Value March 31, 2020	Net Expense Ratio(a)	Expenses Paid During Period(b)
Institutional Class
Based on Actual Fund Returns	$1,000.00	$ 850.80	0.90%	$4.16
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.50	0.90%	$4.55
Investor Class
Based on Actual Fund Returns	$1,000.00	$ 849.70	1.10%	$5.09
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.50	1.10%	$5.55

Conestoga SMid Cap Fund	Beginning Account Value October 1, 2019	Ending Account Value March 31, 2020	Net Expense Ratio(a)	Expenses Paid During Period(b)
Institutional Class
Based on Actual Fund Returns	$1,000.00	$ 843.90	0.85%	$3.92
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.75	0.85%	$4.29
Investor Class
Based on Actual Fund Returns	$1,000.00	$ 843.20	1.10%	$5.07
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.50	1.10%	$5.55

(a)	Annualized, based on each Fund’s most recent one-half year expenses.
(b)

Expenses are equal to each Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period), for Actual and Hypothectical Return information, respectively.

CONESTOGA FUNDS
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-494-2755, or on the SEC’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-800-494-2755, or on the SEC’s website at www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-Q’s successor form, Form N-PORT. These filings are available upon request by calling 1-800-494-2755. Furthermore, you may obtain a copy of the filings on the SEC’s website at www.sec.gov.

CONESTOGA FUNDS
APPROVAL OF ADVISORY AGREEMENTS (Unaudited)

At an in-person meeting held on November 21, 2019, the Board of Trustees of Conestoga Funds (the “Board”) considered the annual renewals of the advisory agreements with the Adviser on behalf of the Conestoga Small Cap Fund (the “Small Cap Fund”) and the Conestoga SMid Cap Fund (the “SMid Cap Fund,” together with the Small Cap Fund, the “Funds,” each a “Fund”), respectively (the “Investment Advisory Agreements”) between each Fund and Conestoga Capital Advisors, LLC (“CCA” or the “Adviser”).

In evaluating the Investment Advisory Agreements, generally the Board relied upon its knowledge of CCA, CCA’s services and the Small Cap Fund and SMid Cap Fund, resulting from the Board’s meetings and interactions with management throughout the year. The Board also relied upon written materials and oral presentations regarding the Investment Advisory Agreements, which the Board had received as requested in preparation for its consideration of the Investment Advisory Agreements. The Board reviewed and considered the nature, extent and quality of the investment advisory services provided by CCA under the Investment Advisory Agreements, including portfolio management, investment research, equity securities trading and monitoring for best execution, and adviser resources dedicated to the Small Cap Fund and SMid Cap Fund. The Board also reviewed and considered the nature, extent and quality of the non-advisory services provided, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities.

The Board placed a significant emphasis on the investment performance of the Small Cap Fund and SMid Cap Fund. While consideration was given to performance reports and discussions throughout the year, particular attention in assessing performance was given to information furnished in connection with the contract renewals.

The Board reviewed information comparing the Small Cap Fund’s total returns for various periods ended September 30, 2019 (annualized for periods greater than one year) to the performance of: (1) the Russell 2000 Index and Russell 2000 Growth Index (together, the “Small Cap Indices”), (2) other comparable small cap mutual funds provided by CCA, and (3) other mutual funds included in the Small High Growth Morningstar Institutional Category (the “Small Cap Peer Group”). The Board noted that the returns of the Small Cap Fund (Investors Share Class) were in excess of the Small Cap Indices for the year-to-date, 1-year, 3-year, 5-year and 10-year periods. The Board also noted that the Small Cap Fund’s returns (Investors Share Class) were below the Small Cap Peer Group average (but above the Small Cap Peer Group median) for the year-to-date period and above the Small Cap Peer Group average for the 1-year, 3-year, and 5-year periods.

The Board reviewed information comparing the SMid Cap Fund’s total returns for various periods ended September 30, 2019 (annualized for periods greater than one year) to the performance of: (1) the Russell 2500 Index and Russell 2500 Growth Index (together, the “SMid Cap Indices”), (2) other comparable smid cap mutual funds provided by CCA, and (3) other mutual funds included in the Mid Core Growth Morningstar Institutional Category (the “SMid Cap Peer Group”). The Board noted that the returns of the SMid

CONESTOGA FUNDS
APPROVAL OF ADVISORY AGREEMENTS (Unaudited) (Continued)

Cap Fund (Investors Share Class) were in excess of the SMid Cap Indices for the year-to-date, 1-year and since-inception (January 21, 2014) periods. The Board also noted that the SMid Cap Fund’s returns (Investors Share Class) were above the SMid Cap Peer Group average for the year-to-date, 3-year and 5-year periods and below the SMid Cap Peer Group average for the 1-year period. The Board considered that the SMid Cap Fund (Investors Share Class) ranked in the 53rd percentile of the SMid Cap Peer Group for the 1-year period.

Overall, the Board found the comparative investment performance results of the Small Cap Fund and the SMid Cap Fund to be satisfactory.

The Board compared the net expense ratio and management fee of the Small Cap Fund and SMid Cap Fund to the net expense ratios and advisory fees of the Small Cap Peer Group and SMid Cap Peer Group, respectively. For the Small Cap Fund, the Board noted that the management fee was above, but generally in line with, the Small Cap Peer Group average and that the net expense ratios were below the Small Cap Peer Group average. With respect to the SMid Cap Fund, the Board noted that the management fee was above, but generally in line with, the SMid Cap Peer Group average, and that the net expense ratios were below the SMid Cap Peer Group average. The Board noted the relatively small size of the SMid Cap Fund compared to the SMid Cap Peer Group average. The Board also considered CCA’s undertaking to continue to limit the Funds’ total operating expenses (with certain exclusions) until at least January 31, 2021 at current levels.

Overall, the Board concluded that the management fees paid by the Small Cap Fund and SMid Cap Fund were reasonable in comparison to the management fees of the respective peer groups. The Board also concluded that the management fees paid by the Small Cap Fund and the SMid Cap Fund to CCA were reasonable in comparison to the management fees charged by CCA to its other advisory clients, particularly when considering the nature of the services provided to Fund shareholders versus CCA’s other clients. While intending to continuously monitor the fee structures of the Small Cap Fund and SMid Cap Fund, the Board found their expense structures to be acceptable in view of the nature and structure of Fund operations, CCA’s contractual agreements to limit Fund operating expenses, and, with respect to the SMid Cap Fund, the size of the Fund.

The Board reviewed the costs of the services provided by CCA and discussed the profitability of the Small Cap Fund and SMid Cap Fund advisory relationships to CCA. The Board considered “fall-out benefits” that could be derived by CCA from its relationship with the Small Cap Fund and SMid Cap Fund. The Board also considered CCA’s use of “soft dollar” arrangements. Under such arrangements, it was noted, brokerage commissions paid by the Small Cap Fund, SMid Cap Fund and/or other accounts managed by CCA would be used to pay for research that a securities broker obtains from third parties. The Board considered CCA’s representation that the Small Cap Fund’s fee structure reflects economies of scale, and considered the asset size of the SMid Cap Fund and potential economies of scale in the future.

CONESTOGA FUNDS
APPROVAL OF ADVISORY AGREEMENTS (Unaudited) (Continued)

After further discussion and consultation with Independent Trustee counsel, the Board agreed that they have been provided with sufficient information with which to approve the Investment Advisory Agreements for another year with respect to each of the Small Cap Fund and SMid Cap Fund.

Based on all of the above factors, with no single factor being determinative and each Trustee not necessarily attributing the same weight to each factor, the Board concluded that: (i) the nature, extent, and quality of the services provided by CCA were appropriate for the proper management of the Small Cap Fund and SMid Cap Fund’s assets, and that CCA demonstrated that it possessed the capability and resources to perform the duties required of it under the Investment Advisory Agreements; (ii) the Small Cap Fund and SMid Cap Fund’s performance was satisfactory when compared to the performance of relevant market indices and to similar funds; (iii) the current profitability of the Small Cap Fund and SMid Cap Fund to CCA appeared reasonable; and (iv) the current fee structure for the Small Cap Fund reflects economies of scale and the SMid Cap Fund’s small asset size meant that material economies of scale were not yet achievable. The Board determined that it was in the best interests of the Small Cap Fund and SMid Cap Fund’s shareholders to approve the continuation of the Investment Advisory Agreements. The Board also concluded that the fees paid by the Small Cap Fund and SMid Cap Fund to CCA were reasonable and appropriate when compared to fees paid to CCA by other advisory clients considering the varying levels of services provided to such other clients.

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CONESTOGA FUNDS
PRIVACY NOTICE

This notice is being provided to you in accordance with the Securities and Exchange Commission’s rule regarding the privacy of consumer financial information (“Regulation S-P”). Please take the time to read and understand the privacy policies and procedures that we have implemented to safeguard your nonpublic personal information.1

INFORMATION WE COLLECT

The Conestoga Funds must collect certain personally identifiable financial information about its customers to ensure that it offers the highest quality financial services and products. The personally identifiable financial information which we gather during the normal course of doing business with you may include:

1.	information we receive from you on applications or other forms;

2.	information about your transactions with us, our affiliates, or others;

3.	information collected through an Internet “cookie” (an information collecting device from a web server); and,

4.	information we receive from a consumer reporting agency.

INFORMATION WE DISCLOSE

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In accordance with Section 248.13 of Regulation S-P, we may disclose all of the information we collect, as described above, to certain nonaffiliated third parties such as attorneys, accountants, auditors and persons or entities that are assessing our compliance with industry standards. We enter into contractual agreements with all nonaffiliated third parties that prohibit such third parties from disclosing or using the information other than to carry out the purposes for which we disclose the information.

CONFIDENTIALITY AND SECURITY

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide financial products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

[1]

Nonpublic personal information means personally identifiable financial information and any list, description or other grouping of consumers that is derived using any personally identifiable financial information that is not publicly available.

Interested Trustees

William C. Martindale, Jr., Chairman
Robert M. Mitchell, Chief Executive Officer
Mark S. Clewett, Senior Vice President

Independent Trustees

Nicholas J. Kovich
James G. Logue
Denise C. Marbach
M. Eugenie G. Logue
James R. Warren

Investment Adviser

Conestoga Capital Advisors, LLC
CrossPoint at Valley Forge
550 E. Swedesford Road, Suite 120 East
Wayne, PA 19087

Dividend Paying Agent,
Shareholders’ Servicing Agent,
Transfer Agent

Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

Custodian

UMB Bank, NA
928 Grand Blvd.
Kansas City, MO 64106

Distributor

Ultimus Fund Distributors, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

Independent Registered Public Accounting Firm

BBD, LLP
1835 Market Street 3rd Floor
Philadelphia, PA 19103

Legal Counsel

Faegre Drinker Biddle & Reath LLP
One Logan Square Suite 2000
Philadelphia, PA 19103

Conestoga Funds’ Officers

William C. Martindale, Jr., Chairman
Robert M. Mitchell, Chief Executive Officer
Duane R. D’Orazio, Secretary, Chief Compliance Officer
Mark S. Clewett, Senior Vice President
Joseph F. Monahan, Senior Vice President, Treasurer
Jennifer L. Leamer, Assistant Treasurer
Daniel D. Bauer, Assistant Treasurer
Stephen L. Preston, Assistant Vice President
and Anti-Money Laundering Officer

This report is provided for the general information of the shareholders of the Conestoga Small Cap and SMid Cap Funds. This report is not intended for distribution to prospective investors in the Funds, unless preceded or accompanied by an effective prospectus.

Item 2.	Code of Ethics.

Not required

Item 3.	Audit Committee Financial Expert.

Not required

Item 4.	Principal Accountant Fees and Services.

Not required

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the first and second fiscal quarters of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not required

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant’s independent public accountants: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Conestoga Funds

By (Signature and Title)*		/s/ Robert M. Mitchell
Robert M. Mitchell, Chief Executive Officer

Date	June 1, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Robert M. Mitchell
Robert M. Mitchell, Chief Executive Officer

Date	June 1, 2020

By (Signature and Title)*		/s/ Joseph F. Monahan
Joseph F. Monahan, Treasurer and Principal Accounting Officer

Date	June 1, 2020

*	Print the name and title of each signing officer under his or her signature.